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                                                                   Exhibit 10.11





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                         SAXON CAPITAL ACQUISITION CORP.



                                       AND



                     FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
                        AS REPRESENTATIVE OF THE HOLDERS








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                                WARRANT AGREEMENT

                            DATED AS OF JULY 6, 2001


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                                WARRANT AGREEMENT

         This warrant agreement (this "Agreement") is made and entered into as of July 6, 2001 by and between Saxon Capital Acquisition Corp., a Delaware corporation (the "Company"), and Friedman, Billings, Ramsey & Co., Inc., a Delaware corporation ("FBR").

                                    RECITALS

         A. The Company proposes to sell, pursuant to a purchase agreement (the "Offering Purchase Agreement"), dated June 29, 2001, by and between the Company and FBR, 28,000,000 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), to FBR, as initial purchaser; FBR will then make offers and sales of the Shares in accordance with the terms set forth in the Offering Purchase Agreement and the final offering memorandum, dated July 2, 2001 (the "Offering").

         B. Simultaneously with the sale of the Shares pursuant to the Offering Purchase Agreement, the Company will consummate the purchase of all of the issued and outstanding capital stock of Saxon Capital, Inc. (including its wholly-owned subsidiaries, "Saxon") from Dominion Capital, Inc.

         C. The Company deems it advisable, in consideration for the services rendered to the Company by FBR, as initial purchaser in connection with the Offering, to issue to FBR, in its individual capacity (for its own account), and to its designated affiliates, warrants (the "Warrants") entitling the holders thereof to purchase an aggregate of 1,200,000 shares of Common Stock. The shares of Common Stock issued upon exercise of the Warrants are referred to as the "Warrant Shares".

         D. The Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the holders thereof.

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                 ISSUANCE, EXECUTION, EXPIRATION AND TRANSFER OF
                              WARRANT CERTIFICATES

         SECTION 1.01. FORM OF WARRANT CERTIFICATES. The Warrants shall be evidenced by certificates in temporary or definitive fully registered form (the "Warrant Certificates") substantially in the form of EXHIBIT A hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange, or to conform to usage, or as consistently herewith may be determined by the officers executing such Warrant Certificates as evidenced by their

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execution of the Warrant Certificates. Each Warrant Certificate shall evidence the right, subject to the provisions of this Agreement and of the Warrant Certificate, to purchase the number of shares of Common Stock stated therein, adjusted as provided for in Article III hereof, upon payment of the Exercise Price (as defined in Section 2.01 hereof).

         SECTION 1.02. EXECUTION OF WARRANT CERTIFICATES. Each Warrant Certificate, whenever issued, shall (i) be dated as of the date of signature thereof by the Company either upon initial issuance or upon exchange, substitution or transfer, (ii) be signed manually by, or bear the facsimile signature of, the Chairman of the Board or the President or a Treasurer or a Vice President of the Company, (iii) have the Company's seal or a facsimile thereof affixed or imprinted thereon and (iv) be attested by the manual or facsimile signature of the Secretary or an Assistant Secretary of the Company. In the event any officer of the Company whose manual or facsimile signature has been placed upon any Warrant Certificate shall have ceased to be such before such Warrant Certificate is issued, such Warrant Certificate may be issued with the same effect as if such officer had not ceased to be such at the date of issuance. Any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, whether or not any such person was such an officer at the date of the execution of this Agreement.

         SECTION 1.03. ISSUANCE, DELIVERY AND REGISTRATION OF WARRANT CERTIFICATES. The Company shall issue and deliver, at the closing of the Offering, to FBR or its designees, Warrant Certificates representing the Warrants in substantially the form of Exhibit A hereto. Additionally, the Company shall sign and deliver Warrant Certificates upon exchange, transfer or substitution for one or more previously signed Warrant Certificates as hereinafter provided. The Company shall maintain books for the registration of transfer and registration of Warrant Certificates (the "Warrant Register").

         SECTION 1.04. TRANSFER AND EXCHANGE OF WARRANT CERTIFICATES. The Company, from time to time, shall register the transfer of any outstanding Warrant Certificates in the Warrant Register upon surrender at the principal office of the Company of Warrant Certificates accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the Warrantholder (as defined in Section 5.11 hereof) or the Warrantholder's attorney duly authorized in writing, and evidence, satisfactory to the Company, of compliance with the provisions of Section 5.04 hereof. Upon any such registration of transfer, a new Warrant Certificate shall be signed by the Company and issued to the transferee and the surrendered Warrant Certificate shall be canceled by the Company. Warrant Certificates may be exchanged at the option of the holder thereof, upon surrender, properly endorsed, at the principal office of the Company, with written instructions, for other Warrant Certificates signed by the Company entitling the registered holder thereof, subject to the provisions thereof and of this Agreement, to purchase in the aggregate a like number of shares of Common Stock as represented by the Warrant Certificate so surrendered. The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such exchange or transfer.

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                                   ARTICLE II

      SHARES OF COMMON STOCK ISSUABLE, EXERCISE PRICE, EXPIRATION DATE AND
                              EXERCISE OF WARRANTS

         SECTION 2.01. WARRANT SHARES ISSUABLE; EXERCISE PRICE; EXPIRATION DATE. Each Warrant Certificate shall entitle the registered holder thereof, subject to the provisions thereof and of this Agreement, to purchase from the Company at any time, or from time to time, from the time of issuance thereof up to the close of business on the fifth anniversary of such date (or, if such date is not a Business Day (as defined below), the first following Business Day) (the "Exercise Period") the number of shares of Common Stock stated therein, adjusted as provided in Article III, upon payment of $10.00 per share (which price is equal to the purchase price per share paid by purchasers to whom FBR sells the Shares in the Offering), adjusted as provided in Article III. Such price, as in effect from time to time as provided in Article III, is referred to as the "Exercise Price". Each Warrant not exercised during the Exercise Period shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease, at the end of such period. For purposes of this Agreement, the term "Business Day" means any day of the week other than a Saturday, Sunday or a day on which banking institutions in New York, New York or in the city in which the principal office of the Company is located are authorized or obligated by applicable law, regulation or order to close.

         SECTION 2.02.  EXERCISE OF WARRANTS.

         (a) Warrants may be exercised by surrendering the Warrant Certificate evidencing such Warrants at the principal office of the Company or at the office of the Company's transfer agent, with the Election to Exercise form set forth on the reverse of the Warrant Certificate duly completed and signed, and by paying in full to the Company (i) in cash, (ii) by certified or official bank check payable to the Company's order, (iii) by wire transfer, (iv) through the surrender of shares of Common Stock valued at the Current Market Value (as defined below) of the Common Stock on the date of exercise, (v) by a Cashless Exercise (as defined below) or (vi) by any combination of the foregoing, the Exercise Price for each Warrant Share as to which Warrants are then being exercised and any applicable taxes, other than taxes that the Company is required to pay hereunder. A Warrantholder may exercise such Warrantholder's Warrant for the full number of Warrant Shares issuable upon exercise thereof or any lesser number of whole Warrant Shares.

         For purposes of this Agreement, a "Cashless Exercise" shall mean an exercise of a Warrant in accordance with the immediately following two sentences. To effect a Cashless Exercise, the holder may exercise a Warrant or Warrants without payment of the Exercise Price in cash by surrendering such Warrant or Warrants (represented by one or more Warrant Certificates) and, in exchange therefor, receiving such number of Warrant Shares equal to the product of (1) that number of Warrant Shares which would be issuable in the event of an exercise with payment in cash of the Exercise Price and (2) the Cashless Exercise Ratio. The "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the date of exercise over the Exercise

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Price per share of Common Stock as of the date of exercise and the denominator of which is the Current Market Value per share of Common Stock on the date of exercise. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with a holder's option to elect a Cashless Exercise, such holder must specify the number of Warrants for which such Warrant Certificate is to be exercised (assuming payment with no Cashless Exercise). All provisions of this Agreement shall be applicable with respect to a Cashless Exercise of a Warrant Certificate for less than the full number of Warrants represented thereby.

         For purposes of this Agreement, "Current Market Value" shall mean (i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the value of the security, determined in good faith by the board of directors of the Company and set forth in a certificate thereof, or (ii) (a) if the security is registered under the Exchange Act, the average of the daily closing sales prices of the securities for the 20 consecutive trading days immediately preceding such date, or (b) if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any U.S. national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any U.S. national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any U.S. national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, The City and State of New York, customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and
(D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined as if the securities were not registered under the Exchange Act.

         (b) As soon as practicable after the exercise of any Warrants and payment by the Warrantholder of the full Exercise Price (including any election of a Cashless Exercise) for the Warrant Shares as to which such Warrants are then being exercised, the Company will requisition from the registrar and transfer agent of the shares of Common Stock and deliver to or upon the order of such Warrantholder a certificate or certificates for the number of full Warrant Shares to which such Warrantholder is entitled (taking into account any Cashless Exercise), registered in the name of such Warrantholder or as such Warrantholder shall direct. Fractional Warrant Shares that otherwise would be issuable in respect of such

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exercise shall be paid in cash as provided in Section 2.03, and the number of
Warrant Shares issuable to such Warrantholder shall be rounded down to the next nearest whole number. If such Warrant Certificate shall not have been exercised in full, the Company will issue to such Warrantholder a new Warrant Certificate exercisable for the number of shares of Common Stock as to which such Warrant shall not have been exercised (taking into account any Cashless Exercise). The Company will cancel all Warrants so surrendered.

         (c) Each person in whose name any such certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of such Warrant Shares on the date on which the Warrant Certificate was surrendered to the Company and payment of the Exercise Price and any applicable taxes was made to the Company, irrespective of the date of delivery of such certificate for Warrant Shares.

         (d) All Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares. The Company will not be required, however, to pay any tax imposed in connection with any transfer involved in the issue of the Warrant Shares in a name other than that of the Warrantholder. In such case, the Company will not be required to issue any certificate for Warrant Shares until the person or persons requesting the same shall have paid to the Company the amount of any such tax or shall have established to the Company's satisfaction that the tax has been paid or that no tax is due.

         SECTION 2.03. NO FRACTIONAL SHARES TO BE ISSUED. If more than one Warrant Certificate shall be surrendered for exercise at one time by the same holder, the number of full Warrant Shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrants so surrendered (and giving effect to the election of any Cashless Exercise). The Warrantholders, by their acceptance of the Warrant Certificates, expressly waive their right to receive any fraction of a Warrant Share or a share certificate representing a fraction of a Warrant Share. In lieu thereof, the Company will purchase such fractional interest for an amount in cash equal to the Current Market Value of such fractional interest.

         SECTION 2.04. CANCELLATION OF WARRANTS. The Company shall cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or delivered to it for transfer, exchange or substitution, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall destroy canceled Warrant Certificates. If the Company shall acquire any of the Warrants, such acquisition shall not operate as a redemption or termination of the right represented by such Warrants unless and until the Warrant Certificates evidencing such Warrants are surrendered to the Company for cancellation.




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                                   ARTICLE III

     ADJUSTMENT OF EXERCISE PRICE; MERGER, ACQUISITION, ETC.; RESERVATION OF
                    SHARES OF COMMON STOCK; PAYMENT OF TAXES

         SECTION 3.01. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price shall be subject to adjustment from time to time as provided in this Article III. After each adjustment of the Exercise Price, each Warrantholder shall at any time thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant to the provisions of such Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         SECTION 3.02. STOCK DIVIDENDS. If the Company shall declare a dividend or any other distribution upon any capital stock which is payable in shares of Common Stock or securities convertible into shares of Common Stock, the Exercise Price shall be reduced to the quotient obtained by dividing (i) the number of shares of Common Stock outstanding immediately prior to such declaration multiplied by the then effective Exercise Price by (ii) the total number of shares of Common Stock outstanding immediately after such declaration. All shares of Common Stock and all convertible securities issuable in payment of any dividend or other distribution upon the capital stock of the Company shall be deemed to have been issued or sold without consideration.

         SECTION 3.03. STOCK SPLITS AND REVERSE STOCK SPLITS. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of each Warrant shall be proportionately increased. If the Company shall combine the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares issuable upon exercise of each Warrant shall be proportionately decreased.

         SECTION 3.04. REORGANIZATIONS AND ASSET SALES. If any capital reorganization or reclassification of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the assets of the Company shall be effected in such a way that the holders of the shares of Common Stock shall be entitled to receive securities or assets with respect to or in exchange for shares of Common Stock, adequate provision shall be made, prior to and as a condition of such reorganization, reclassification, consolidation, merger or sale, whereby each Warrantholder shall have the right to receive, upon the terms and conditions specified herein and in lieu of the Warrant Shares otherwise receivable upon the exercise of such Warrants, such securities or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of Common Stock equal to the number of Warrant Shares otherwise receivable had such reorganization, reclassification, consolidation, merger or sale not taken place. In any such case appropriate provision shall be made with respect to the rights and interests of such Warrantholder so that the provisions of this Agreement shall be applicable with respect to

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any securities or assets thereafter deliverable upon exercise of the Warrants.
The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the survivor or successor corporation resulting from such consolidation or merger or the purchaser of such assets shall assume by written instrument delivered to each holder of Warrants the obligation to deliver to such holder such securities or assets as such holder may be entitled to receive, subject to payment of the Exercise Price. Notwithstanding any other provision contained herein, the Company may, upon notice and subject to the provisions of Section 4.03 hereof, terminate the Warrants in the event of a consolidation or merger described in this Section 3.04.

         SECTION 3.05. COVENANT TO RESERVE SHARES FOR ISSUANCE UPON EXERCISE.
(a) The Company will cause an appropriate number of shares of Common Stock to be duly and validly authorized and reserved and will keep available out of its authorized shares of Common Stock, solely for the purpose of issue upon exercise of Warrants as herein provided, the full number of shares of Common Stock, if any, then issuable if all outstanding Warrants then exercisable were to be exercised. The Company covenants that all shares of Common Stock that shall be so issuable shall be duly and validly issued and, upon payment of the Exercise Price (including any election of a Cashless Exercise), fully paid and non-assessable. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient for such purpose, the Company will take such action as, in the opinion of its counsel, may be necessary to increase its authorized but unissued Common Stock to such number of shares as shall be sufficient for such purpose. Prior to the issuance of any Warrant Shares, the Company shall secure the listing of such Warrant Shares upon any securities exchange upon which shares of Common Stock are then listed, if any.

         (b) The Company hereby authorizes and directs its current and future transfer agents for the shares of Common Stock at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will supply such transfer agents with duly executed stock certificates for such purposes. Promptly after the date of expiration of the Warrants, no shares shall be reserved in respect of such Warrants.

         SECTION 3.06. STATEMENTS ON WARRANTS. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article III, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in the Warrant Certificates initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion (which shall be conclusive) make any change in the form of Warrant Certificate that it may deem appropriate and that does not affect the substance thereof; any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         SECTION 3.07. NOTICE OF CHANGE IN SECURITIES ISSUABLE, ETC. Whenever the securities issuable or deliverable in exchange for Warrants are changed pursuant to this Article III, the Company shall, within ten (10) days after the occurrence of the event resulting in such change, deliver or send to each Warrantholder a notice, executed by its Chief Financial Officer, setting forth in reasonable detail the facts requiring the change and

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specifying the effective date of such change and the number or amount of, and describing the shares of Common Stock or other securities issuable or deliverable in exchange for, each Warrant as so changed. Failure to publish such notice, or any defect in such notice, shall not affect the legality or validity of any such change.

         SECTION 3.08. REFERENCES TO COMMON STOCK. Unless the context otherwise indicates, all references to Common Stock in this Agreement and in the Warrant Certificates, in the event of a change under this Article III, shall be deemed to refer also to any other securities issuable or deliverable in exchange for Warrants pursuant to such change.


                                   ARTICLE IV

           OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS

         SECTION 4.01. NO RIGHTS AS STOCKHOLDERS. Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring on any Warrantholder any rights whatsoever as a stockholder of the Company, including the right to vote at, or to receive notice of, any meeting of stockholders of the Company; the consent of any such holder shall not be required with respect to any action or proceeding of the Company; no such holder, by reason of the ownership or possession of a Warrant or the Warrant Certificate representing the same, either at, before or after exercising such Warrant, shall have any right to receive any cash dividends, stock dividends, allotments or rights, or other distributions (except as specifically provided herein), paid, allotted or distributed or distributable to the stockholders of the Company prior to the date of the exercise of such Warrant, nor shall such holder have any right not expressly conferred by such holder's Warrant or Warrant Certificate.

         SECTION 4.02. MUTILATED OR MISSING WARRANT CERTIFICATES. If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company in its discretion may issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence satisfactory to the Company (and surrender of any mutilated Warrant Certificate) and bond of indemnity in form and amount and with corporate surety satisfactory to the Company in each instance protecting the Company, a new Warrant Certificate of like tenor and exercisable for an equivalent number of shares of Common Stock as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate at any time shall be enforceable by anyone. An applicant for such a substitute Warrant Certificate also shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe. All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

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         SECTION 4.03.  LIQUIDATION, MERGER, ETC.; NOTICE TO WARRANTHOLDERS.
If:

         (a) the Company shall authorize the issuance to all holders of Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

         (b) the Company shall authorize the distribution to all holders of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of current earnings, retained earnings or earned surplus or dividends payable in Common Stock); or

         (c) there shall be proposed, and the Board of Directors of the Company shall have approved, any consolidation or merger to which the Company is to be a party and for which approval of the holders of Common Stock is required, or the conveyance or transfer of the properties and assets of the Company substantially as an entity, or such other merger or transaction described in
Section 3.04 hereof; or

         (d) there shall be proposed, and the Board of Directors of the Company shall have approved, the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be given to each Warrantholder a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined or (ii) the date on which any consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange the shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. Such notice shall be filed and mailed in the case of a notice pursuant to (i) above at least ten calendar days before the record date specified and in the case of a notice pursuant to clause (ii) above at least 20 calendar days before the earlier of the dates specified. From the time notice is required to be given pursuant to this Section 4.03, the holders of Warrants shall be entitled to exercise such Warrants regardless of the provisions of Section 2.01. Unless assumed by the survivor or successor corporation resulting from any transaction described in Section 4.03(c) hereof, the Warrants shall expire and be of no further force or effect upon consummation of such transaction.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION 5.01.  REGISTRATION OF WARRANT SHARES.

         (a) Warrantholders shall have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated as of July 6, 2001, by and

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between the Company and FBR, for so long as the Warrant Shares constitute
"Registrable Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission, under the circumstances set forth therein, (i) a registration statement on Form S-1 under the Securities Act of 1933, as amended (the "Securities Act") for the initial public offering of the Common Stock which includes the resale by holders of the Shares and the Warrant Shares and/or (ii) a shelf registration statement on Form S-1 or such other appropriate form pursuant to Rule 415 under the Securities Act relating to the resale by holders of the Shares and the Warrant Shares, and to use its best efforts to cause any such registration statement to be declared effective.

         SECTION 5.02. ENFORCEMENT OF WARRANT RIGHTS. All rights of action are vested in the respective Warrantholders. Any holder of any Warrant, on its own behalf and for its own benefit, may enforce, and may institute and maintain, any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, its right to exercise its Warrant for the purchase of the number of Warrant Shares issuable or deliverable in exchange therefor, in the manner provided in the Warrant and in this Agreement.

         SECTION 5.03. NEGOTIABILITY AND OWNERSHIP. The Warrants issued hereunder (and the Warrant Shares issuable upon exercise of the Warrants) shall not, for a period of one year following the closing of the Offering, be sold, transferred, assigned, pledged, hypothecated or disposed of by the holders thereof except (a) to persons who are officers or partners of FBR or (b) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution and, in any case, only in compliance with the Securities Act. Any attempt to sell, transfer, assign, hypothecate or dispose of the Warrants or Warrant Shares in contravention of this Section 5.03 shall be null and void.

         SECTION 5.04. WARRANT LEGEND. (a) Each Warrant shall contain a legend in substantially the following form:







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         "THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF
THIS WARRANT ARE SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT, DATED JULY 6, 2001, BY AND BETWEEN SAXON CAPITAL ACQUISITION CORP. AND FRIEDMAN, BILLINGS, RAMSEY & CO., INC. ANY ATTEMPT TO TRANSFER THIS WARRANT OR ANY SHARE OF COMMON STOCK ISSUED UPON EXERCISE OF THIS WARRANT TO ANY UNAUTHORIZED TRANSFEREE SHALL BE NULL AND VOID. NO TRANSFER IN VIOLATION OF SAID AGREEMENT SHALL BE EFFECTIVE. THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POSTEFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POSTEFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT."

         (b) Each certificate representing Warrant Shares, unless registered pursuant to Section 5.01, shall contain a legend substantially in the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POSTEFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT, DATED JULY 6, 2001, BY AND BETWEEN SAXON CAPITAL ACQUISITION CORP. AND FRIEDMAN, BILLINGS, RAMSEY & CO., INC. ANY ATTEMPT TO TRANSFER THE SHARES REPRESENTED BY THIS CERTIFICATE TO ANY UNAUTHORIZED TRANSFEREE, SHALL BE NULL AND VOID. NO TRANSFER IN VIOLATION OF SAID AGREEMENT SHALL BE EFFECTIVE."

         SECTION 5.05.  SUPPLEMENTS AND AMENDMENTS.

         (a) Notwithstanding the provisions of Section 5.05(b) below, FBR, without the consent or concurrence of the registered holders of the Warrants, may enter into one or more supplemental agreements or amendments with the Company for the purpose of evidencing the rights of Warrantholders upon consolidation, merger, sale, transfer or reclassification pursuant to Section 3.04, making any changes or corrections in this Agreement that are required to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein or any clerical omission or mistake or manifest error herein contained, or making such other provisions in regard to matters or questions arising under this Agreement as shall not adversely affect the interests of the holders of the Warrants or be inconsistent with this Agreement or any supplemental agreement or amendment.

         (b) With the consent of the registered holders of at least a majority in number of the Warrants at the time outstanding, the Company and FBR at any time and from time to time by supplemental agreement or amendment may add any provisions to or change in any manner or eliminate any of the provisions of this Agreement or of any supplemental agreement or modify in any manner the rights and obligations of the Warrantholders and of the Company; PROVIDED, HOWEVER, that no such supplemental agreement or amendment, without the consent of the registered holder of each outstanding Warrant affected thereby, shall:

         (1) alter the provisions of this Agreement so as to affect adversely the terms upon which the Warrants are exercisable or may be redeemed; or

         (2) reduce the number of Warrants outstanding the consent of whose holders is required for any such supplemental agreement or amendment.

         (c) Notwithstanding any other provision of this Agreement, this Agreement may not be amended, modified or supplemented at any time without the written consent of the Company and FBR.

         SECTION 5.06. COVENANT AS TO NO INVESTMENT COMPANY STATUS. The Company shall use its best efforts, until the expiration of the Exercise Period, to maintain its status that it is not an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 5.07. SUCCESSORS AND ASSIGNS. All covenants and provisions of this Agreement by or for the benefit of the Company or FBR shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 5.08. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing delivered by facsimile (with receipt confirmed), overnight courier or registered or certified mail, return receipt requested, or by telegram and, if to FBR, shall be sufficient in all respects if delivered or sent to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention:
Compliance Department; (facsimile: 703-312-9698); if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 4880 Cox Road, Glen Allen, Virginia 23060, Attention: Michael l. Sawyer; (facsimile: 804-967-5826); with a copy to Richard D. Shepherd at the same address; (facsimile: 804-217-7679); and if to the holder of any Warrants, shall be sufficient in all respects if delivered to the last address of such holder as it shall appear on the Warrant Register.

         SECTION 5.09. APPLICABLE LAW. The validity, interpretation and performance of this Agreement and of the Warrant Certificates shall be governed by the law of the Commonwealth of Virginia, without regard to conflicts of laws principles that would require the application of the law of any other state.

         SECTION 5.10. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the holders of the Warrants any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders of the Warrants.

         SECTION 5.11. REGISTERED WARRANTHOLDERS. Prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name any Warrants are registered in the Warrant Register as the absolute owner thereof for all purposes whatever (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company) and the Company shall not be affected by any notice to the contrary or be bound to recognize any equitable or other claim to or interest in any Warrants on the part of any other person and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer or with such knowledge of such facts that its participation therein amounts to bad faith. The terms "Warrantholder" and "holder of any "Warrants" and all other similar terms used herein shall mean such person in whose name Warrants are registered in the Warrant Register.

         SECTION 5.12. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available at all reasonable times for inspection by any Warrantholder at the principal office of the Company. The Company may require any such Warrantholder to submit its Warrant Certificate for inspection by it before allowing such Warrantholder to inspect a copy of this Agreement.

         SECTION 5.13. HEADINGS. The Article and Section headings herein are for convenience only and are not a part of this Agreement and shall not affect the interpretation thereof.

         SECTION 5.14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto under their respective seals as of the day and year first above written.

                                SAXON CAPITAL ACQUISITION CORP.



                                By:         /s/ Michael L. Sawyer
                                         -----------------------------------
                                Name:    Michael L. Sawyer
                                Title:   President



                                FRIEDMAN, BILLINGS, RAMSEY
                                & CO., INC.,
                                on behalf of itself and any other designated holders



                                By:      /s/ James R. Kleeblatt
                                         -----------------------------------
                                Name:    James R. Kleeblatt
                                Title:   Managing Director

                                                                       EXHIBIT A



                          [FORM OF WARRANT CERTIFICATE]


No. __________                                           _______ Warrant Shares


                                     WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK OF
                         SAXON CAPITAL ACQUISITION CORP.

         Saxon Capital Acquisition Corp., a Delaware corporation (the "Company"), for value received, hereby certifies that

         -------------------------------------

or registered assign(s), is the owner of a Warrant, which represents the right, subject to the terms and conditions hereof and of the Warrant Agreement hereafter referred to, to purchase from the Company at any time, or from time to time, from the time of issuance thereof up to the close of business on the fifth anniversary of such date (or, if such date is not a Business Day (as defined below), the first following Business Day) (the "Exercise Period") the number of shares of common stock, par value $0.01 per share, of the Company (the "Common Stock") set forth above (each share of Common Stock issuable upon exercise of a Warrant is referred to as a "Warrant Share"). Subject to the terms and conditions of the Warrant Agreement, the exercise price for the Warrant Shares shall be $10.00 per Warrant Share, adjusted as provided in Article III of the Warrant Agreement, payable in full as to each Warrant Share issued upon exercise of a Warrant at the time of purchase. The term "Offering Purchase Agreement" as used herein refers to the Purchase Agreement, dated June 29, 2001, by and between the Company and Friedman, Billings, Ramsey & Co., Inc. ("FBR"). The term "Exercise Price" as used herein refers to the foregoing price per share in effect at any time.

         This Warrant Certificate is issued under and in accordance with the warrant agreement (the "Warrant Agreement"), dated as of ________, 2001, by and between the Company and FBR, as representative of any designated holders, and is subject to the terms and provisions of the Warrant Agreement, and the registration rights agreement (the "Registration Rights Agreement"), dated as of _______, 2001, by and between the Company and FBR, which terms and provisions are hereby incorporated by reference herein and made a part hereof. Copies of the Warrant Agreement, the Offering Purchase Agreement and the Registration Rights Agreement are available for inspection by the registered holder at the principal office of the Company.

         This Warrant may be exercised in whole or in part at any time or from time to time during the Exercise Period. The portion of this Warrant not exercised during the Exercise Period shall become void, and all rights hereunder and all rights in respect hereof and under the Warrant Agreement shall cease at the end of the Exercise Period.

         Each such purchase of Warrant Shares shall be made, and shall be deemed effective for the purpose of determining the date of exercise, only upon surrender hereof to the Company at the principal office of the Company, with the form of Election to Exercise on the reverse hereof duly filled in and signed, and upon payment in full to the Company of the Exercise Price (i) in cash, (ii) by certified or official bank check, (iii) through the surrender of shares of Common Stock valued at the Current Market Value of the Common Stock on the date of exercise, (iv) by a Cashless Exercise or (v) by any combination of the foregoing, and any applicable taxes, other than taxes the Company is required to pay under the Warrant Agreement, subject to the conditions set forth herein and in the Warrant Agreement. A Warrantholder may exercise this Warrant for the full number of Warrant Shares issuable upon exercise hereof or any lesser number of whole Warrant Shares.

         For purposes of this Warrant Certificate, a "Cashless Exercise" shall mean an exercise of a Warrant in accordance with the immediately following two sentences. To effect a Cashless Exercise, the holder may exercise a Warrant or Warrants without payment of the Exercise Price in cash by surrendering such Warrant or Warrants (represented by one or more Warrant Certificates) and, in exchange therefor, receiving such number of shares of Common Stock equal to the product of (1) that number of shares of Common Stock for which such Warrant or Warrants are exercisable and which would be issuable in the event of an exercise with payment in cash of the Exercise Price and (2) the Cashless Exercise Ratio. The "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the date of exercise over the Exercise Price per share of Common Stock as of the date of exercise and the denominator of which is the Current Market Value per share of Common Stock on the date of exercise. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with a holder's option to elect a Cashless Exercise, such holder must specify the number of Warrants for which such Warrant Certificate is to be exercised (assuming payment with no Cashless Exercise). All provisions of the Warrant Agreement shall be applicable with respect to a Cashless Exercise of a Warrant Certificate for less than the full number of Warrants represented thereby.

         For purposes of this Warrant Certificate, "Current Market Value" shall mean (i) if the security is not registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the value of the security, determined in good faith by the board of directors of the Company and set forth in a certificate thereof, or (ii) (a) if the security is registered under the Exchange Act, the average of the daily closing sales prices of the securities for the 20 consecutive trading days immediately preceding such date, or (b) if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available. The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any U.S. national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any U.S. national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any U.S. national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, The City and State of New York, customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined as if the securities were not registered under the Exchange Act.

         The Company shall not be required upon the exercise of the Warrant represented hereby to issue fractions of Warrant Shares or to distribute share certificates that evidence fractional Warrant Shares. Every holder of this Warrant Certificate expressly waives its right to receive any fraction of a Warrant Share or a share certificate representing a fraction of a Warrant Share. Fractional Warrant Shares that otherwise would be issuable in respect of such exercise shall be paid in cash as provided in the Warrant Agreement, and the number of Warrant Shares issuable to such Warrantholder shall be rounded down to the next nearest whole number. If such Warrant Certificate shall not have been exercised in full, the Company will issue to such Warrantholder a new Warrant Certificate exercisable for the number of shares of Common Stock as to which such Warrant shall not have been exercised.

         This Warrant Certificate may be exchanged either separately or in combination with other Warrant Certificates at the principal office of the Company for new Warrant Certificates representing the same aggregate number of Warrant Shares as were evidenced by the Warrant Certificate or Warrant Certificates exchanged, upon surrender of this Warrant Certificate and upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement.

         This Warrant Certificate is transferable (subject to restrictions set forth in the Warrant Agreement) at the principal office of the Company by the registered holder hereof in person or by its attorney duly authorized in writing, upon (i) surrender of this Warrant Certificate and (ii) upon compliance with and subject to the conditions set forth herein and in the Warrant Agreement. Upon any such transfer, a new Warrant Certificate or new Warrant Certificates of different denominations, representing in the aggregate a like number of Warrant Shares, will be issued to the transferee. Every holder of Warrants, by accepting this Warrant Certificate, consents and agrees with the Company and with every subsequent holder of this Warrant Certificate that until due presentation for the registration of transfer of this Warrant Certificate on the Warrant Register maintained by the Company, the Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute and lawful owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.

         Nothing contained in the Warrant Agreement or in this Warrant Certificate shall be construed as conferring on the holder of any Warrants or its transferee any rights whatsoever as a stockholder of the Company.

         The Warrant Agreement and each Warrant Certificate, including this Warrant Certificate, shall be deemed a contract made under the laws of the Commonwealth of Virginia and for all purposes shall be construed in accordance with the laws of the Commonwealth of Virginia without giving effect to the principles of conflicts of law thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated:


                                             SAXON CAPITAL ACQUISITION CORP.

                                             By:
                                                 -------------------------


         (CORPORATE SEAL)

         ATTEST:

         --------------------------------

                              ELECTION TO EXERCISE


                    (To be executed upon exercise of Warrant)


TO SAXON CAPITAL ACQUISITION CORP.:

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ___________ shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of:

         (i) cash or a certified or official bank check (or combination thereof) in the amount of $________________;

         (ii) a wire transfer, confirmation number ____________;

         (iii) surrender of ________shares of Common Stock having a Current Market Value of $______; and/or

         (iv) surrender of the Warrant, or portion thereof, pursuant to a Cashless Exercise (as defined in the Warrant Agreement) for __________ shares of Common Stock at the current Cashless Exercise Ratio.

         Please issue a certificate or certificates for such shares of Common Stock in the name of:

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE:                                    Name ___________________________

         _____________________________       Address ________________________

                                             Signature ______________________

                                             ________________________________

                                             Note: The above signature should
                                             correspond exactly with the name on
                                             the face of this Warrant
                                             Certificate or with the name of
                                             assignee appearing in the
                                             assignment form below.

         Dated:  _______________, _______

                                   ASSIGNMENT


        (To be executed only upon assignment of Warrant Certificate)


         For value received, __________________________ hereby sells, assigns and transfer unto ___________________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:  _____________________, _______



                                  __________________________________________
                                  NOTE: The above signature should correspond exactly with the name on the face of this Warrant Certificate.